UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):     October 19, 2005
Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	95-3520374
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, CA		95971
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (530)283-7305
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 2.02. Results of Operations and Financial Condition.
On October 19, 2005, Plumas Bancorp issued a press release containing unaudited financial information and declaration of a semi-annual cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title
99.1	Press Release dated October 19, 2005 containing unaudited financial information and declaration of a semi-annual cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)
October 19, 2005	By:	/s/ Andrew J. Ryback
		Name:	Andrew J. Ryback
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated October 19, 2005 containing unaudited financial information and declaration of a semi-annual cash dividend.